SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  March 15, 2001
                                                  (March 14, 2001)


                     ENDO PHARMACEUTICALS HOLDINGS INC.
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


  DELAWARE                     39040                     13-4022871
(State or other            (Commission File           (I.R.S. Employer
 jurisdiction of               Number)                Identification No.)
 incorporation)


223 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania                                     19317
-----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                               (610) 558-9800
   ----------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
   ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)





Item 5.     Other Events.

            On March 14, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference. In addition, the Registrant intends to make a slide presentation to affiliates of Kelso & Company on March 15, 2001. A copy of this slide presentation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

            Not applicable

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on March 14, 2001

99.2              Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                  dated March 15, 2001



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        ENDO PHARMACEUTICALS HOLDINGS INC.
                                              (Registrant)


                        By: /s/ CAROL A. AMMON
                            ----------------------------
                            Name:  Carol A. Ammon
                            Title: President & Chief
                                   Executive Officer


Dated:  March 14, 2001



                           INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on March 14, 2001

99.2              Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                  dated March 15, 2001